EXHIBIT 1.1

                            SUBSCRIPTION AGREEMENT

INVESTOR SUBSCRIPTION AGREEMENT FOR GREATER ASIA REALTY HOLDINGS, LTD.

Persons interested in purchasing units of Greater Asia Realty Holdings, Ltd. must return this completed subscription agreement along with a wire transfer, check or money order for their total payment, payable only to:

Greater Asia Realty Holdings, Ltd.
Attn: Mr. Tay Chong Weng
M-3-19 Plaza Damas, Sri Hartamas
50480, Kuala Lumpur, Malaysia

If and when accepted by us, this subscription agreement shall constitute a subscription for units consisting of one share of our common stock, two Class A warrants and four Class B warrants.

An accepted copy of this agreement will be returned to you as your receipt, and certificates for your stock and warrants will be issued to you shortly thereafter.

Method of payment:[ ] Check, [ ] Money Order, [ ] Wire(e-mail for instructions: tcwkl@hotmail.com) payable only to: Greater Asia Realty Holdings, Ltd.

I hereby irrevocably tender this subscription agreement for the purchase of _________ units at $1.00 per unit. With this subscription agreement, I tender payment in the amount of $__________ for the units subscribed.

In connection with this investment, I represent and warrant as follows:

(a) Prior to tendering payment for the shares, I received your final prospectus dated _____________, 2007.

(b) I am a bona fide resident of the state of ________________________.

Please issue the securities, which I am purchasing as follows:

Individual(s)-if more than one owner, please issue as follows:

[ ] TENANTS-IN-COMMON (all parties must sign--each investor has an undivided interest)

[ ] JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (all parties must sign--joint ownership)

[ ] MINOR WITH ADULT CUSTODIAN UNDER THE UNIFORM GIFT TO MINORS ACT IN YOUR STATE (the minor will have sole beneficial ownership)__________________
                                                              (minor's name)

Investor No. 1                         Investor No. 2


________________________________       ________________________________
Street (residence address)             Street (residence address)

________________________________       ________________________________
City            State    Zip           City            State    Zip

________________________________       ________________________________
Home Phone      Business Phone         Home Phone      Business Phone

________________________________       ________________________________
Fax             E-mail                 Fax             E-mail

________________________________       ________________________________
Social Security Number                 Social Security Number
(if applicable)                        (if applicable)

________________________________       ________________________________
Signature               Date           Signature               Date


ACCEPTED BY: Greater Asia Realty Holdings, Ltd.


__________________________________________
Name,               Title       Date

                  SUBSCRIPTION FORM FOR OTHER THAN INDIVIDUAL

Purchasers of units of Greater Asia Realty Holdings, Ltd., other than individuals, must complete this form for the proper entity that will hold title to the units. Send this completed subscription agreement along with a wire transfer, check or money order for the total payment, payable only to:

Greater Asia Realty Holdings, Ltd.
Attn: Mr. Tay Chong Weng
M-3-19 Plaza Damas, Sri Hartamas
50480, Kuala Lumpur, Malaysia

If and when accepted by us, this subscription agreement shall constitute a subscription for units consisting of one share of our common stock, two Class A warrants and four Class B warrants.

An accepted copy of this agreement will be returned to you as your receipt, and certificates for your stock and warrants will be issued to you shortly thereafter.

Method of payment:[ ] Check, [ ] Money Order, [ ] Wire(email for instructions: tcwkl@hotmail.com) payable only to: Greater Asia Realty Holdings, Ltd.

We hereby irrevocably tender this subscription agreement for the purchase of _________ units at $1.00 per unit. With this subscription agreement, we tender payment in the amount of $__________ for the units subscribed.

In connection with this investment, we represent and warrant as follows:

(a) Prior to tendering payment for the shares, we have received your final prospectus dated _________, 2007.

(b) Our entity is domiciled in the state of ________________________.

ENTITY:

[ ]    CORPORATION (authorized agent of corporation must sign)

[ ]    EXISTING PARTNERSHIP (at least one partner must sign)

[ ]    TRUST (all trustees must sign)

Name of Entity

_____________________________________________________________________________

Authorized Agent (print name above)

_____________________________________________________________________________

Title of Authorized Agent

_____________________________________________________________________________

Social Security or Federal Identification Number of Entity (if applicable)

_____________________________________________________________________________

Street (business address) or address of Registered Agent

_____________________________________________________________________________

City                                  State               Zip

_____________________________________________________________________________

Business Telephone or Home Telephone of Registered Agent

_____________________________________________________________________________

Fax                                         E-mail

_____________________________________________________________________________

The undersigned acknowledges that the foregoing information is true, accurate, and complete.

_____________________________________________________________________________

Name                                                       Date

For a Trust, all Trustees must sign. Add a line for each.


ACCEPTED BY: Greater Asia Realty Holdings, Ltd.

_____________________________________________________________________________
Name,                              Title                   Date